FEBRUARY 13, 2025
SUPPLEMENT TO THE FOLLOWING:
HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS
DATED NOVEMBER 27, 2024
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD EXCHANGE-TRADED FUNDS
DATED NOVEMBER 27, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus and Statement of Additional Information (“SAI”).
Effective as of April 15, 2025, the ticker for Hartford AAA CLO ETF will change from HSRT to TRPA. Effective as of the same date, the ticker for Hartford Strategic Income ETF will change from HSUN to HFSI.
This Supplement should be retained with your Statutory Prospectus and SAI for future reference.
HV-7703ETF
February 2025